





CAL DIVE INTERNATIONAL

1st Quarter 2008 Earnings Conference Call

May 1, 2008

Commitment to Safety | Operational Efficiency | Teamwork | Family Oriented

Forward-Looking Statements

This presentation may include "forward-looking" statements that are generally identifiable through our use of words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project" and similar expressions and include any statements that we make regarding our earnings expectations. The forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to update or revise such statements to reflect new information or events as they occur. Our actual future results may differ materially due to a variety of factors, including changes in the level of offshore exploration, development and production activity in the oil and natural gas industry, our inability to obtain contracts with favorable pricing terms if there is a downturn on our business cycle, intense competition in our industry, the operational risks inherent in our business, risks associated with our relationship with Helix Energy Solutions Group, Inc., our controlling stockholder, and other risks detailed in our Form 10-K on file with the Securities and Exchange Commission.

Presentation Outline

- Summary of 1st Quarter 2008 Results
- Backlog and Outlook
- Non-GAAP Reconciliations
- Questions and Answers

Summary of Results

(all amounts in thousands, except per share amounts and percentages)

	1st Quarter 2008	1st Quarter 2007
Revenues	$144,571	$149,226
Gross Profit	24,690	57,952
Margins	**17.1%**	**38.8%**
Net Income	569	30,064
Margins	**0.4%**	**20.1%**
Diluted EPS	0.01	0.36
Wtd. Avg. Diluted Shares O/S	104,714	83,680
EBITDA (1)	$25,638	$58,004
Margins	**17.7%**	**38.9%**







(1) See Reconciliation of Non-GAAP Financial Measures on page 13 of this presentation.

Summary of Results – Key Statistics

(The following statistics are for owned and operated vessels only)

	Three Months Ended March 31, 2008	2007
Effective Utilization (1) -		
Saturation Diving Vessels	69%	97%
Surface Diving Vessels	29%	64%
Pipelay Vessels	20%	96%
Calendar Day Utilization -		
Saturation Diving Vessels	55%	80%
Surface Diving Vessels	27%	62%
Pipelay Vessels	18%	90%







(1) Effective vessel utilization does not include acquired vessels prior to their in-service dates, vessels in drydocking, vessels taken out of service for upgrades or prior to their disposition and vessels jointly owned with a third party.

Summary of Results – Key Points

- Severe Winter Weather in GoM
- Capital Spending Fatigue
- Prospective Gross Margins

Backlog Growth



$ millions
$ 500.0
400.0
300.0
200.0
100.0
0.0
12/31/2007
4/30/2008

International Revenue Growth


1Q 2008
50%
39%
11%
1Q 2007
80%
20%
International
US GoM
US East Coast

Financial Flexibility

As of March 31, 2008



Net Debt to Book Capitalization (1)
32%
Net Debt
$300M Revolving Credit Facility
98%
Available Capacity
Letters of Credit

(1) Calculated as total debt less cash divided by stockholders' equity plus debt less cash.

Revenue Growth



1,100
1,000
900
800
700
600
500
400
300
200
100
0
($MM)
2004
2005
2006
2007
2008 Est.
Range

EBITDA Growth [(1)]


350
300
250
200
150
100
50
0
($MM)
2004
2005
2006
2007
2008 Est.
Range

(1) See Reconciliation of Non-GAAP Financial Measures on page 13-14 in this presentation

Non-GAAP Reconciliations

Reconciliation of Non-GAAP Financial Measures

(all amounts in thousands)

	1st Quarter	
	2008	2007
EBITDA (unaudited)	**$25,638**	**$58,004**
Less: Depreciation & Amortization	16,627	8,894
Less: Non-Cash Stock Comp. Expense	1,463	806
Less: Interest Expense	6,717	2,539
Less: Non-Cash Equity Loss (Earnings)	-	(952)
Less: Provision for Income Taxes	262	16,653
Net Income	**$569**	**$30,064**

Reconciliation of Non-GAAP Financial Measures

(all amounts in thousands)

	2004	2005	2006	2007	2008 Guidance Low	2008 Guidance High
EBITDA (unaudited)	**$27,395**	**$70,561**	**$212,893**	**$227,215**	**$260,009**	**$300,164**
Less: Depreciation & Amortization	15,510	15,308	24,515	40,698	69,558	69,558
Less: Non-Cash Stock Comp. Expense	-	-	2,930	3,387	5,013	5,013
Less: Interest Expense (Income)	-	(45)	(163)	9,259	29,000	23,000
Less: Non-Cash Equity Loss (Earnings)	-	(2,817)	487	10,841	-	-
Less: Provision for Income Taxes	4,211	20,385	65,710	57,430	50,843	61,791
Net Income	$7,674	$37,730	$119,414	$105,600	$105,595	$140,802